Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Debt Instrument [Line Items]
Principles of Consolidation Policy
Principles of Consolidation. The Consolidated Financial Statements include the accounts of Mylan Inc. and those of its wholly owned and majority-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Investments in equity method affiliates are recorded at cost and adjusted for the Company’s share of the affiliates’ cumulative results of operations, capital contributions and distributions. Noncontrolling interests in the Company’s subsidiaries are recorded net of tax as net earnings attributable to noncontrolling interests.

Use of Estimates in the Preparation of Financial Statements Policy
Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Because of the uncertainty inherent in such estimates, actual results could differ from those estimates.

Foreign Currencies Policy
Foreign Currencies. The Consolidated Financial Statements are presented in U.S. Dollars, the reporting currency of Mylan. Statements of Operations and Cash Flows of all of the Company’s subsidiaries that have functional currencies other than U.S. Dollars are translated at a weighted average exchange rate for the period for inclusion in the Consolidated Statements of Operations and Cash Flows, whereas assets and liabilities are translated at the end of the period exchange rates for inclusion in the Consolidated Balance Sheets. Translation differences are recorded directly in shareholders’ equity as foreign currency translation adjustments. Gains or losses on transactions denominated in a currency other than the subsidiaries’ functional currency, which arise as a result of changes in foreign currency exchange rates, are recorded in the Consolidated Statements of Operations

Cash and Cash Equivalents Policy	Cash and Cash Equivalents. Cash and cash equivalents are comprised of highly liquid investments with an original maturity of three months or less at the date of purchase.
Marketable Securities Policy
Marketable Securities. Marketable equity and debt securities classified as available-for-sale are recorded at fair value, with net unrealized gains and losses, net of income taxes, reflected in accumulated other comprehensive loss as a component of shareholders’ equity. Net realized gains and losses on sales of available-for-sale securities are computed on a specific security basis and are included in other (expense) income, net, in the Consolidated Statements of Operations. Marketable equity and debt securities classified as trading securities are valued at the quoted market price from broker or dealer quotations or transparent pricing sources at the reporting date, and realized and unrealized gains and losses are included in other (expense) income, net, in the Consolidated Statements of Operations.

Concentrations of Credit Risk Policy
Concentrations of Credit Risk. Financial instruments that potentially subject the Company to credit risk consist principally of interest-bearing investments, derivatives and accounts receivable.

Mylan invests its excess cash in high-quality, liquid money market instruments, principally overnight deposits and highly rated money market funds. The Company maintains deposit balances at certain financial institutions in excess of federally insured amounts. Periodically, the Company reviews the creditworthiness of its counterparties to derivative transactions, and it does not expect to incur a loss from failure of any counterparties to perform under agreements it has with such counterparties.

Mylan performs ongoing credit evaluations of its customers and generally does not require collateral. Approximately 41% and 38% of the accounts receivable balances represent amounts due from three customers at December 31, 2013 and December 31, 2012, respectively. Total allowances for doubtful accounts were $24.6 million and $23.0 million at December 31, 2013 and December 31, 2012, respectively.

Inventories Policy
Inventories. Inventories are stated at the lower of cost or market, with cost determined by the first-in, first-out method. Provisions for potentially obsolete or slow-moving inventory, including pre-launch inventory, are made based on our analysis of inventory levels, historical obsolescence and future sales forecasts.

Property, Plant and Equipment Policy
Property, Plant and Equipment. Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed and recorded on a straight-line basis over the assets’ estimated service lives (three to 18 years for machinery and equipment and other fixed assets and 15 to 39 years for buildings and improvements). The Company periodically reviews the original estimated useful lives of assets and makes adjustments when appropriate. Depreciation expense was approximately $152.3 million, $160.2 million and $152.8 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Intangible Assets and Goodwill Policy
Intangible Assets and Goodwill. Intangible assets are stated at cost less accumulated amortization. Amortization is generally recorded on a straight-line basis over estimated useful lives ranging from five to 20 years. The Company periodically reviews the original estimated useful lives of intangible assets and makes adjustments when events indicate that a shorter life is appropriate.

The Company accounts for acquired businesses using the purchase method of accounting, which requires that the assets acquired and liabilities assumed be recorded at the date of acquisition at their respective fair values. The cost to acquire a business is allocated to the underlying net assets of the acquired business in proportion to their respective fair values. Amounts allocated to acquired in-process research and development (“IPR&D”) are capitalized at the date of an acquisition and, at the time, such IPR&D assets have indefinite lives. As products in development are approved for sale, amounts will be allocated to product rights and licenses and will be amortized over their estimated useful lives. Definite-lived intangible assets are amortized over the expected life of the asset. Any excess of the purchase price over the estimated fair values of the net assets acquired is recorded as goodwill.

We review goodwill for impairment at least annually or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable based on management's assessment of the fair value of the Company's reporting units as compared to their related carrying value. Under the authoritative guidance issued by the Financial Accounting Standards Board (“FASB”), we have the option to first assess the qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. If we determine that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the two-step goodwill impairment test is performed. The first step, identifying a potential impairment, compares the fair value of the reporting unit with its carrying amount. If the carrying amount exceeds its fair value, the second step would need to be performed; otherwise, no further step is required. The second step, measuring the impairment loss, compares the implied fair value of the goodwill with the carrying amount of the goodwill. Any excess of the goodwill carrying amount over the applied fair value is recognized as an impairment loss, and the carrying value of goodwill is written down to fair value.

The judgments made in determining the estimated fair value assigned to each class of assets acquired and liabilities assumed, as well as asset lives, can materially impact the Company’s results of operations. Fair values and useful lives are determined based on, among other factors, the expected future period of benefit of the asset, the various characteristics of the asset and projected cash flows.

Intangible Assets and Goodwill Policy
Indefinite-lived intangibles, such as the Company’s IPR&D assets, are tested at least annually for impairment, but they may be tested whenever certain impairment indicators are present. Impairment is determined to exist when the fair value is less than the carrying value of the assets being tested.

Contingent Consideration Policy
Contingent Consideration. Mylan records contingent consideration resulting from a business acquisition at its fair value on the acquisition date. Each reporting period thereafter, the Company revalues these obligations and records increases or decreases in their fair value as a charge (credit) to selling, general and administrative costs within the Consolidated Statements of Operations. Changes in the fair value of the contingent consideration obligations can result from adjustments to the discount rates, payment periods and adjustments in the probability of achieving future development steps, regulatory approvals, market launches, sales targets and profitability. These fair value measurements represent Level 3 measurements, as they are based on significant inputs not observable in the market.

Significant judgment is employed in determining the assumptions utilized as of the acquisition date and for each subsequent measurement period. Accordingly, changes in the assumptions described above could have a material impact on the Company’s consolidated results of operations.
In accordance with GAAP, the Company accounted for this transaction as a purchase of a business and utilized the purchase method of accounting. Under the purchase method of accounting, the assets acquired and liabilities assumed in the transaction were recorded at the date of acquisition at the estimate of their respective fair values.

Impairment of Long-Lived Assets Policy
Impairment of Long-Lived Assets. The carrying values of long-lived assets, which include property, plant and equipment and intangible assets with finite lives, are evaluated periodically in relation to the expected future undiscounted cash flows of the underlying assets and monitored for other potential triggering events. Adjustments are made in the event that estimated undiscounted net cash flows are less than the carrying value.

Indefinite-lived intangibles, principally IPR&D, are tested at least annually for impairment or upon the occurrence of a triggering event. The impairment test for IPR&D consists of a comparison of the asset’s fair value with its carrying value. Impairment is determined to exist when the fair value is less than the carrying value of the assets being tested.

Revenue Recognition Policy
Revenue Recognition. Mylan recognizes net revenue for product sales when title and risk of loss pass to its customers and when provisions for estimates, including discounts, sales allowances, price adjustments, returns, chargebacks and other promotional programs, are reasonably determinable. The following briefly describes the nature of each provision and how such provisions are estimated.

Discounts are reductions to invoiced amounts offered to customers for payment within a specified period and are estimated upon sale utilizing historical customer payment experience.

Volume-based sales allowances are offered to key customers to promote customer loyalty and encourage greater product sales. These programs provide that upon the attainment of pre-established volumes or the attainment of revenue milestones for a specified period, the customer receives credit against purchases. Other promotional programs are incentive programs periodically offered to our customers. The Company is able to estimate provisions for volume-based sales allowances and other promotional programs based on the specific terms in each agreement at the time of sale.

Consistent with industry practice, Mylan maintains a return policy that allows customers to return product within a specified period prior and subsequent to the expiration date. The Company’s estimate of the provision for returns is generally based upon historical experience with actual returns.

Price adjustments, which include shelf stock adjustments, are credits issued to reflect decreases in the selling prices of products. Shelf stock adjustments are based upon the amount of product which the customer has remaining in its inventory at the time of the price reduction. Decreases in selling prices are discretionary decisions made by the Company to reflect market conditions. Amounts recorded for estimated price adjustments are based upon specified terms with direct customers, estimated launch dates of competing products, estimated declines in market price and, in the case of shelf stock adjustments, estimates of inventory held by the customer.

The Company has agreements with certain indirect customers, such as independent pharmacies, managed care organizations, hospitals, nursing homes, governmental agencies and pharmacy benefit management companies, which establish contract prices for certain products. The indirect customers then independently select a wholesaler from which to actually purchase the products at these contracted prices. Alternatively, certain wholesalers may enter into agreements with indirect customers that establish contract pricing for certain products, which the wholesalers provide. Under either arrangement, Mylan will provide credit to the wholesaler for any difference between the contracted price with the indirect party and the wholesaler’s invoice price. Such credits are called chargebacks. The provision for chargebacks is based on expected sell-through levels by our wholesaler customers to indirect customers, as well as estimated wholesaler inventory levels.

Accounts receivable are presented net of allowances relating to the above provisions. No significant revisions were made to the methodology used in determining these provisions during the years ended December 31, 2013 and 2012. Such allowances were $1.24 billion and $977.0 million at December 31, 2013 and 2012, respectively. Other current liabilities included $281.1 million and $202.9 million at December 31, 2013 and 2012, respectively, for certain sales allowances and other adjustments that are paid to indirect customers.

Royalty or profit share revenue from licensees, which are based on third-party sales of licensed products and technology, is recorded in accordance with the contract terms, when third-party sales can be reliably measured and collection of the funds is reasonably assured. Royalty revenue is included in other revenue in the Consolidated Statements of Operations.

The Company recognizes contract manufacturing and other service revenue when the service is performed or when the Company’s partners take ownership and title has passed, collectability is reasonably assured, the sales price is fixed or determinable, and there is persuasive evidence of an arrangement.

During the years ended December 31, 2013, 2012 and 2011, sales to Cardinal Health, Inc. were 15%, 14%, and 13%, respectively, and sales to McKesson Corporation were 14%, 13% and 11%, respectively, of consolidated net revenues.

Research and Development Policy	Research and Development. Research and Development (“R&D”) expenses are charged to operations as incurred.
Income Taxes Policy
Income Taxes. Income taxes have been provided for using an asset and liability approach in which deferred income taxes reflect the tax consequences on future years of events that the Company has already recognized in the financial statements or tax returns. Changes in enacted tax rates or laws may result in adjustments to the recorded tax assets or liabilities in the period that the new tax law is enacted.

Earnings Per Common Share Policy
Earnings per Common Share. Basic earnings per common share is computed by dividing net earnings attributable to Mylan Inc. common shareholders by the weighted average number of shares outstanding during the period. Diluted earnings per common share is computed by dividing net earnings attributable to Mylan Inc. common shareholders by the weighted average number of shares outstanding during the period increased by the number of additional shares that would have been outstanding related to potentially dilutive securities or instruments, if the impact is dilutive.

On September 15, 2008, concurrent with the sale of $575 million aggregate principal amount of Cash Convertible Notes due 2015 (the “Cash Convertible Notes”), Mylan entered into a convertible note hedge and warrant transaction with certain counterparties. Pursuant to the warrant transactions, the Company sold to the counterparties warrants to purchase in the aggregate up to approximately 43.2 million shares of Mylan common stock, subject to anti-dilution adjustments substantially similar to the anti-dilution adjustments for the Cash Convertible Notes, which under most circumstances represents the maximum number of shares that underlie the conversion reference rate for the Cash Convertible Notes. The sold warrants had an exercise price of $20.00 and will be net share settled, meaning that Mylan will issue a number of shares per warrant corresponding to the difference between its share price at each warrant expiration date and the exercise price. The warrants meet the definition of derivatives under the guidance in the FASB Accounting Standards Codification (“ASC”) 815 Derivatives and Hedging (“ASC 815”); however, because these instruments have been determined to be indexed to the Company’s own stock and meet the criteria for equity classification under ASC 815-40 Contracts in Entity’s Own Equity (“ASC 815-40”), the warrants have been recorded in shareholders’ equity in the Consolidated Balance Sheets.

In September 2011, the Company entered into amendments with the counterparties to exchange the original warrants with an exercise price of $20.00 (the “Old Warrants”) with new warrants with an exercise price of $30.00 (the “New Warrants”). Approximately 41.0 million of the Old Warrants were exchanged in the transaction. All other terms and settlement provisions of the Old Warrants remain unchanged in the New Warrants. The New Warrants meet the definition of derivatives under the guidance in ASC 815; however, because these instruments have been determined to be indexed to the Company’s own stock and meet the criteria for equity classification under ASC 815-40, the New Warrants have also been recorded in shareholders’ equity in the Consolidated Balance Sheets. The dilutive impact of the Old and New Warrants are included in the calculation of diluted earnings per share based upon the average market value of the Company’s common stock during the period as compared to the exercise price. For the year ended December 31, 2013, 2012 and 2011, 5.1 million, 0.3 million and 4.3 million, respectively, warrants were included in the calculation of diluted earnings per share.

The Board of Directors periodically authorizes the Company to repurchase common stock in the open market or through other methods. The Company repurchased 28.5 million common shares at a cost of $1.0 billion, 41.4 million common shares at a cost of $1.0 billion and 14.8 million common shares at a cost of $350 million in 2013, 2012 and 2011, respectively. These amounts reflect transactions executed through December 31st of each year. Basic and diluted earnings per common share attributable to Mylan Inc. are calculated as follows:

	Year Ended December 31,
(In thousands, except per share amounts)	2013	2012	2011
Basic earnings attributable to Mylan Inc. common shareholders (numerator):
Net earnings attributable to Mylan Inc. common shareholders	$623,711	$640,850	$536,810
Shares (denominator):
Weighted average common shares outstanding	383,327	415,210	430,839
Basic earnings per common share attributable to Mylan Inc. common shareholders	$1.63	$1.54	$1.25

Diluted earnings attributable to Mylan Inc. common shareholders (numerator):
Net earnings attributable to Mylan Inc. common shareholders	$623,711	$640,850	$536,810
Shares (denominator):
Weighted average common shares outstanding	383,327	415,210	430,839
Stock-based awards and warrants	11,127	5,026	7,946
Total dilutive shares outstanding	394,454	420,236	438,785
Diluted earnings per common share attributable to Mylan Inc. common shareholders	$1.58	$1.52	$1.22

Additional stock options or restricted stock awards were outstanding during the years ended December 31, 2013, 2012 and 2011 but were not included in the computation of diluted earnings per share for each respective period, because the effect would be anti-dilutive. Such anti-dilutive stock options or restricted stock awards represented 1.0 million, 4.8 million and 5.5 million shares for the years ended December 31, 2013, 2012 and 2011, respectively.

Stock-Based Compensation Policy	Stock-Based Compensation. The fair value of stock-based compensation is recognized as expense in the Consolidated Statements of Operations over the vesting period.
Derivatives Policy
Derivatives. From time to time the Company may enter into derivative financial instruments (mainly foreign currency exchange forward contracts, interest rate swaps and purchased equity call options) designed to: 1) hedge the cash flows resulting from existing assets and liabilities and transactions expected to be entered into over the next twenty-four months in currencies other than the functional currency, 2) hedge the variability in interest expense on floating rate debt, 3) hedge the fair value of fixed-rate notes, 4) hedge against changes in interest rates that could impact future debt issuances, or 5) hedge cash or share payments required on conversion of issued convertible notes. Derivatives are recognized as assets or liabilities in the Consolidated Balance Sheets at their fair value. When the derivative instrument qualifies as a cash flow hedge, changes in the fair value are included in earnings or deferred through other comprehensive earnings depending on the nature and effectiveness of the offset. If a derivative instrument qualifies as a fair value hedge, the changes in the fair value, as well as the offsetting changes in the fair value of the hedged items, are included in interest expense. When such instruments do not qualify for hedge accounting the changes in fair value are recorded in the Consolidated Statements of Operations within other (expense) income, net.

Financial Instruments Policy
Financial Instruments. The Company’s financial instruments consist primarily of short-term and long-term debt, interest rate swaps, forward contracts, and option contracts. The Company’s financial instruments also include cash and cash equivalents as well as accounts and other receivables and accounts payable, the fair values of which approximate their carrying values. As a policy, the Company does not engage in speculative or leveraged transactions.

The Company uses derivative financial instruments for the purpose of hedging foreign currency and interest rate exposures, which exist as part of ongoing business operations or to hedge cash or share payments required on conversion of issued convertible notes. The Company carries derivative instruments on the Consolidated Balance Sheets at fair value, determined by reference to market data such as forward rates for currencies, implied volatilities, and interest rate swap yield curves. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and, if so, the reason for holding it.
Fair value is based on the price that would be received from the sale of an identical asset or paid to transfer an identical liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, a fair value hierarchy has been established that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1:	Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2:	Observable market-based inputs other than quoted prices in active markets for identical assets or liabilities.

Level 3:	Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs.

In determining fair value, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible, as well as considers counterparty credit risk in its assessment of fair value.

Recent Accounting Pronouncements
Recent Accounting Pronouncements. In July 2013, the FASB issued revised accounting guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward exists. The amended guidance clarifies when the unrecognized tax benefit should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss and when the unrecognized tax benefit should be presented in the financial statements as a liability and not combined with the deferred tax asset. The guidance is effective for fiscal years, and interim periods, beginning after December 15, 2013. The Company does not expect that the adoption of the guidance will have a material effect on its results of operations, financial position or cash flows.

In February 2013, the FASB issued revised accounting guidance on the presentation of comprehensive income in the financial statements. The amended guidance requires an entity to report, in one place, the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in net income. Reclassifications must be disclosed if the amount being reclassified is required under GAAP to be reclassified in its entirety to net income. The guidance is effective prospectively for reporting periods beginning after December 15, 2012. The Company adopted the guidance during 2013 by presenting additional disclosure in the notes to financial statements (see Note 8). The adoption of the guidance did not have a material effect on the Company’s results of operations, financial position or cash flows.
In December 2011 and January 2013, the FASB issued revised accounting guidance for an entity with particular financial instruments and derivative instruments that offset in accordance with the FASB’s guidance regarding other presentation matters for derivatives and hedging. Under the amendments in this update, an entity with financial instruments that are offset in the financial statements or subject to enforceable master netting arrangements, or similar agreements, must disclose the gross amount recognized for the asset/liability, the offsetting amounts, the net amounts presented on the balance sheet and any amounts subject to enforceable master netting arrangements. The amended guidance is effective for fiscal years, including interim periods, beginning on or after January 1, 2013. Retroactive application is required. The Company adopted the guidance during 2013, and the adoption of the guidance did not have a material effect on the Company’s results of operations, financial position or cash flows.

Legal Costs Policy	Legal costs are recorded as incurred and are classified in selling, general and administrative expenses in the Company’s Consolidated Statements of Operations.
Short-term Debt
Debt Instrument [Line Items]
Short-Term Borrowings Policy
Short-Term Borrowings. Mylan Laboratories Limited has working capital facilities with several banks which are secured by its current assets. The working capital facilities have a weighted average interest rate of 2.3% at December 31, 2013.

Mylan Pharmaceuticals Inc. (“MPI”), a wholly owned subsidiary of the Company, also has a $400 million accounts receivable facility (“Receivables Facility”), which will expire in February 2015. Included in the Consolidated Balance Sheets at December 31, 2013 and December 31, 2012, respectively, are $374 million and $180 million of short-term borrowings, which are recorded as a secured loan. The receivables underlying any borrowings are included in accounts receivable, net, in the Consolidated Balance Sheets. There were $723.1 million and $556.5 million of securitized accounts receivable at December 31, 2013 and 2012, respectively.